                                                 NEUBERGER BERMAN


         Neuberger Berman
         Income Funds-Registered Trademark-
         ----------------------------------------------------------
         Government Money Fund
         Cash Reserves                     Annual Report
         Limited Maturity Bond Fund        October 31, 1998
         High Yield Bond Fund

TABLE OF CONTENTS

    THE FUNDS

    PRESIDENT'S LETTER                             A-4

    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A $10,000 INVESTMENT
Limited Maturity Bond Fund                         B-2
High Yield Bond Fund                               B-3

    FINANCIAL STATEMENTS                           B-4

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Government Money Fund                             B-14
Cash Reserves                                     B-15
Limited Maturity Bond Fund                        B-16
High Yield Bond Fund                              B-17

    REPORT OF INDEPENDENT
    AUDITORS                                      B-19

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
Government Money Portfolio                        B-20
Cash Reserves Portfolio                           B-21
Limited Maturity Bond
 Portfolio                                        B-25
High Yield Bond Portfolio                         B-33

    FINANCIAL STATEMENTS                          B-40

    FINANCIAL HIGHLIGHTS
Government Money Portfolio                        B-51
Cash Reserves Portfolio                           B-52
Limited Maturity Bond
 Portfolio                                        B-53
High Yield Bond Portfolio                         B-54

    REPORT OF INDEPENDENT
    AUDITORS                                      B-55

    DIRECTORY                                      C-1

    OFFICERS AND TRUSTEES                          C-2

PRESIDENT'S LETTER                                             December 18, 1998

Dear Shareholder,
  Bonds enjoyed another good year in fiscal 1998. U.S. Treasuries were the biggest winners as investors responded to global economic and stock market instability by seeking the safety of one of the world's most secure credits. Government bonds of larger European countries also benefited substantially from the international "flight to quality." Although August and September were not stellar months, returns on corporate bonds were positive. However, corporate bond returns declined in October as investors began focusing on the potentially negative impact of slowing global economies on corporate cash flows and earnings. Likewise, mortgage securities also delivered positive returns in August and September, but lost momentum late in the year with declining interest rates sparking another refinancing boom. High-yield securities closed the fiscal year relatively flat, as growing economic uncertainty caused investors to seek higher credit-quality ground.
  During August and early September, when economic events in faraway places like Russia, Japan and Hong Kong began having more of an impact on our markets than local economic conditions, the Neuberger Berman fixed income investment team worked around the clock monitoring our portfolios. This dedication, along with our focus on quality and disciplined securities selection, helped our funds post competitive returns in fiscal 1998.
  Looking ahead, we continue to be relatively bullish on the intermediate-term prospects for the fixed income markets. We believe, in the near term, European government bonds could outpace U.S. Treasuries for two reasons. First, the dollar is likely to remain somewhat weak relative to most developed world currencies. Second, we believe there will be widespread acceptance of the new Euro.
  In the domestic market, we believe the best opportunities may be in those sectors that lagged Treasuries in fiscal 1998. As of this writing, triple B-rated corporate bonds (as rated by Standard & Poor's and Moody's) yielded 111-197 basis points (1.11%-1.97%) more than Treasuries -- a yield advantage that we believe sufficiently compensates investors for the additional risk posed by a slowing U.S. economy.+ Despite the refinancing boom, we continue to maintain a favorable outlook for selected mortgage securities. In particular, the Limited Maturity Bond Portfolio is, as of this writing, concentrated in lower coupon mortgage securities (mortgage pools with average coupons closest to prevailing mortgage rates), which have lower prepayment risk. We have also built positions in prepayment-protected government agency mortgage securities.
  Going forward, we may continue to see volatility in the high-yield bond market, which often mirrors stock market trends. However, yields relative to Treasuries are now at the highest level since the aftermath of the 1990-91 recession. In our opinion, this indicates that the risk of a mild recession in 1999 is already reflected in current prices. As always, securities selection is critical in the high-yield sector and we believe our research-intensive, "laser-like" approach will help us identify potentially rewarding investments.
  We have always believed that stocks help investors eat well, but bonds help them sleep well. In the second half of fiscal 1998, investors with rich, equity-only diets suffered severe heartburn and bouts of insomnia. Those with healthy portions of carefully selected bonds on their investment plates experienced some mild indigestion, but slept quite peacefully despite the loud racket produced by international economic turmoil. We won't make any predictions regarding the future health of the stock market but, as good investment nutritionists, we continue to recommend a balanced diet featuring bonds as well as stocks.
  GOVERNMENT MONEY FUND AND CASH RESERVES The Government Money Fund's weighted average maturity changed very little over the last six months, beginning this reporting period at 86.1 days and ending at 84.2 days -- very near its allowable 90-day maximum. Two Federal Reserve rate cuts totaling 50 basis points (0.5%) and the possibility of further Fed easing in the face of a slowing domestic economy and ongoing international economic distress have served to keep average maturity at the very high end of the money fund maturity spectrum.
  The 90-day Treasury Bill yield began the period at around 5%. As investors worldwide sought safety from economic turmoil and falling stock markets, the T-Bill yield declined to 3.6% at the mid-October low, before bouncing back along with global equities markets following the surprise October 15th rate cut, and closing at 4.25%.
  The big story in the Treasury Bill market continues to be strong demand and declining supply resulting from the budget surplus and the government's reduced borrowing. We don't see this changing in the foreseeable future. As of October 31, 1998, the Government Money Fund had a 7-day yield of 4.26% and an effective (compounded) yield of 4.35%.*
  In Cash Reserves, weighted average maturity began this six-month reporting period at 49.9 days and closed at 72.5 days. This substantial increase reflects Fed rate cuts and the possibility of more to follow. After shrinking from the end of April through July, spreads between Treasury Bills and investment-grade commercial paper have since widened, and now approximate 89 basis points (0.89%). This indicates to us that the market is factoring in the potential impact of slower economic growth on corporate cash flows and earnings. As of October 31, 1998, commercial paper's material yield advantage over Treasuries has motivated us to eliminate T-Bills entirely from the portfolio. At the end of this reporting period, commercial paper comprised 67.8% of Portfolio assets. The balance of 32.2% is allocated as 28.2% in bank and other debt and 4.0% in Agency Securities, with yields approximating that of commercial paper.
  Cash Reserves experienced strong cash inflows in the second half of fiscal 1998, with assets growing from approximately $750 million to more than $1 billion as troubled equity investors parked cash in a safer place. With the stock market rallying in late October, we may see outflows over the next several months. As of October 31, 1998, Cash Reserves had a 7-day yield of 4.74% and an effective (compounded) yield of 4.85%.*
  LIMITED MATURITY BOND FUND In response to falling interest rates, we extended the portfolio's average duration to approximately two years at the end of this reporting period. We anticipate extending this duration even further if the Federal Reserve cuts rates again in the coming months, which is, in our view, a likely prospect considering the slowing domestic economy and the Fed's seemingly new role as global economic firefighter.
  The portfolio's asset allocation has not changed substantially over the last six months. We maintained our exposure to corporate bonds at approximately 64% of the portfolio as their yield advantage over Treasuries expanded both in the investment-grade and high-yield sectors. Asset-backed and mortgage securities allocations remained approximately 13.6% and 4.8%, respectively. Another 2.0% of assets was invested in foreign government securities while the remaining balance was in Treasuries and Agency Securities.
  In fiscal 1998, the big story in the fixed income markets has been the exceptional performance of Treasuries versus all other sectors. We believe tomorrow's headlines will be about the superior relative performance of these lagging credit sectors, which in our opinion are now quite cheap. We also believe that investment-grade and high-yield corporates are now priced as if a 1999 recession and materially higher default rates are guaranteed. While we can't predict the future, we think Federal Reserve easing will result in a "soft landing" for the economy as it did in 1995. Even if the economy does contract briefly, we doubt we will see the kind of troublesome default rates that are reflected in current prices. If we are right, investment-grade and high-yield corporate bonds could perform quite well in the year ahead.
  Mortgage securities have been under pressure due to a refinancing boom that has increased prepayment risk and, therefore, lowered the prospect for yields on mortgage pools. We believe we have largely insulated the portfolio from prepayment risk by concentrating in lower-coupon, shorter-maturity mortgage pools, which are least likely to be depleted by refinancing.
  HIGH YIELD BOND FUND Despite closing fiscal 1998 with a modest -1.69% decline, we are quite pleased with the fund's performance in what has been a very difficult high-yield bond market.
  In August and September, global economic turmoil, the near collapse of some highly leveraged hedge funds, and the expectation of a slowing domestic economy significantly impacted the high-yield market. During these two months, investors who grew increasingly averse to risk stampeded to Treasury securities. The result is that at the close of this reporting period, high-yield securities enjoyed a 600 plus basis point (6%+) yield advantage over Treasuries. The last time we experienced such a large spread was at the beginning of 1991, in the midst of a recession and following a year that saw the collapse of leading high-yield underwriter Drexel Burnham, and the savings and loan crisis, which forced massive liquidation of high-yield bonds.
  We don't believe circumstances are nearly as dire today. Although we could see additional selling pressure from leveraged hedge funds continuing to unwind high-yield bond positions, we are optimistic that the worst is over on this front. We believe the domestic economy will stabilize on a slow growth path and that high-yield default rates will remain well below the 10% rate reached in 1991 and the 7-8% rate inferred by the current credit spread versus Treasuries.
  Since our 9.0% weighting in "crossover" bonds (split-rated or just below fully investment-grade rated securities) deserves a lot of credit for preserving portfolio assets during the last six months, let's detail one of our crossover holdings. Protection One is one of the nation's largest providers of home security services -- installing security systems and monitoring them for a monthly fee. This can be an annuity-like business with relatively stable cash flows. Cash flow/debt service coverage is 3.9 and the company's bonds are split-rated -- investment-grade by Standard & Poor's and just below investment-grade by Moody's. In the last year, Protection One's now 84% owner -- the large utility Western Resources -- invested more than $1 billion in the company. We think this will help Protection One's bonds to gain a full investment-grade rating and result in a nice move in the bond's price.

  Another one of our holdings was DeCrane Aircraft, a leading producer of aircraft seating, avionics equipment, and in-flight entertainment systems. DeCrane was one of only a few companies able to bring new high-yield debt to market this fall. As one might expect in this difficult environment, the company's bond issue was priced to move, yielding 12%. New order rates from DeCrane's leading customers -- Boeing and Airbus -- are trending lower due to global economic weakness, but backlogs remain high. The airline refurbishing business is still relatively strong. We believe DeCrane's cash flow will continue to grow and cash flow/debt service coverage remain stable or increase from its current level of 1.8. We are content realizing a 12% annual yield on what we believe to be a secure credit, and may receive a capital appreciation bonus if the bond price advances with a recovery in the high-yield market.
  In closing, we believe bonds performed their job in fiscal 1998 -- preserving and enhancing assets in the midst of global economic and stock market distress. We are pleased to have helped see our shareholders through these troubled times. Going forward, we trust investors will have a greater appreciation for the valuable role bonds play in a truly diversified investment program.

Sincerely,

/s/ Theodore P. Giuliano

Theodore P. Giuliano
President and Trustee
Neuberger Berman Income Funds

+Bloomberg L.P. 11/18/98

 *An investment in either Government Money Fund or Cash Reserves, like all other mutual funds, is neither insured nor guaranteed by the U.S. Government and there can be no assurance that either fund will be able to maintain a stable net asset value of $1.00 per share. The return on investment in Government Money Fund and Cash Reserves will fluctuate and past performance is no guarantee of future results.

  "Current yield" refers to the income generated by an investment in the Fund over a 7-day period. The income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                 (This page has been left blank intentionally.)

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                October 31, 1998
----------------------------------------------------------------------
          Limited Maturity Bond Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                                          Merrill Lynch
                                 Limited Maturity              1-3 Year
                                        Bond Fund     Treasury Index(2)
1 Year                                      4.92%                 7.70%
5 Year                                      5.12%                 6.01%
10 Year                                     6.86%                 7.34%
Life of Fund                                6.81%                 7.37%
                                 Limited Maturity     Merrill Lynch 1-3
                                        Bond Fund   Year Treasury Index
1988                                       10,000                10,000
1989                                       10,956                10,941
1990                                       11,816                11,898
1991                                       13,103                13,240
1992                                       14,134                14,325
1993                                       15,136                15,159
1994                                       15,155                15,339
1995                                       16,416                16,711
1996                                       17,309                17,699
1997                                       18,514                18,847
1998                                       19,425                20,298

   Neuberger Berman Limited Maturity Bond Fund-Registered Trademark-commenced operations on 6/9/86.
   Neuberger Berman Management Inc.-Registered Trademark- ("Management") has voluntarily undertaken to reimburse Limited Maturity Bond Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed .70% per annum of Limited Maturity Bond Fund's average daily net assets, subject to termination upon 60 days' prior written notice. Absent such reimbursement, the average annual total returns would have been less.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                October 31, 1998
----------------------------------------------------------------------
          High Yield Bond Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aggregate Total Return(1)
                                       High Yield    Lehman Brothers High
                                        Bond Fund     Yield Bond Index(2)
Life of Fund                                1.69%                   4.59%
                                                          Lehman Brothers
                                                               High Yield
                             High Yield Bond Fund              Bond Index
3/3/98                                    $10,000                 $10,000
10/31/98                                   $9,831                  $9,541

   Neuberger Berman High Yield Bond Fund-SM- commenced operations on 3/3/98. Neuberger Berman Management Inc. ("Management") has voluntarily undertaken to reimburse High Yield Bond Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 1.00% per annum of High Yield Bond Fund's average daily net assets, subject to termination upon 60 days' prior written notice. Absent such reimbursement, the aggregate total return would have been less.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Lehman Brothers High Yield Bond Index is an unmanaged index considered to be representative of the fixed rate, publicly issued, non-investment grade debt registered with the SEC. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Income Funds

                                                      GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)              MONEY FUND
                                                    --------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $     367,766
      Deferred organization costs (Note A)                     --
      Receivable for Trust shares sold                         53
                                                    --------------
                                                          367,819
                                                    --------------
LIABILITIES
      Dividends payable                                        19
      Payable for Trust shares redeemed                        49
      Payable to administrator -- net (Note B)                 85
      Accrued expenses                                         69
                                                    --------------
                                                              222
                                                    --------------
NET ASSETS at value                                 $     367,597
                                                    --------------

NET ASSETS consist of:
      Par value                                     $         368
      Paid-in capital in excess of par value              367,207
      Accumulated net realized gains (losses) on
        investment                                             22
      Net unrealized appreciation (depreciation)
        in value of investment                                 --
                                                    --------------
NET ASSETS at value                                 $     367,597
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                       367,575
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $1.00
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                October 31, 1998
----------------------------------------------------------------------
          Income Funds

                                                                        LIMITED
                                                         CASH           MATURITY        HIGH YIELD
                                                       RESERVES        BOND FUND        BOND FUND
                                                    ------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $   1,028,759    $     295,897    $      22,638
      Deferred organization costs (Note A)                     --               --               62
      Receivable for Trust shares sold                        299                7                6
                                                    ------------------------------------------------
                                                        1,029,058          295,904           22,706
                                                    ------------------------------------------------
LIABILITIES
      Dividends payable                                        18              239               73
      Payable for Trust shares redeemed                     4,055              302                6
      Payable to administrator -- net (Note B)                245               60               12
      Accrued expenses                                        186               79               25
                                                    ------------------------------------------------
                                                            4,504              680              116
                                                    ------------------------------------------------
NET ASSETS at value                                 $   1,024,554    $     295,224    $      22,590
                                                    ------------------------------------------------

NET ASSETS consist of:
      Par value                                     $       1,025    $          30    $           2
      Paid-in capital in excess of par value            1,023,551          311,335           24,291
      Accumulated net realized gains (losses) on
        investment                                            (22)         (17,673)             (42)
      Net unrealized appreciation (depreciation)
        in value of investment                                 --            1,532           (1,661)
                                                    ------------------------------------------------
NET ASSETS at value                                 $   1,024,554    $     295,224    $      22,590
                                                    ------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                     1,024,576           29,802            2,418
                                                    ------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $1.00            $9.91            $9.34
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Income Funds


                                                     GOVERNMENT
                                                     MONEY FUND
                                                      For the
                                                        Year
                                                       Ended
                                                    October 31,
(000'S OMITTED)                                         1998
                                                    ------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    18,897
                                                    ------------
    Expenses:
      Administration fee (Note B)                           975
      Amortization of deferred organization and
        initial
        offering expenses (Note A)                           --
      Auditing fees                                           9
      Custodian fees                                         10
      Legal fees                                              6
      Registration and filing fees                           44
      Shareholder reports                                    35
      Shareholder servicing agent fees (Note B)              92
      Trustees' fees and expenses                            23
      Miscellaneous                                           3
      Expenses from corresponding Portfolio (Notes
        A & B)                                            1,103
                                                    ------------
        Total expenses                                    2,300
      Expenses reimbursed by administrator and/or
        reduced by custodian fee and shareholder
        servicing expense offset arrangements
        (Note B)                                            (15)
                                                    ------------
        Total net expenses                                2,285
                                                    ------------
        Net investment income                            16,612
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                             31
    Net realized loss on financial futures
      contracts                                              --
    Net realized loss on foreign currency
      transactions                                           --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, translation of
      assets and liabilities in foreign
      currencies, and foreign currency contracts             --
                                                    ------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)                   31
                                                    ------------
        Net increase (decrease) in net assets
          resulting from operations                 $    16,643
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Income Funds

                                                                                          HIGH YIELD
                                                                                           BOND FUND
                                                        CASH       LIMITED MATURITY
                                                      RESERVES         BOND FUND            For the
                                                                                          Period from
                                                      For the           For the          March 3, 1998
                                                        Year             Year            (Commencement
                                                       Ended             Ended         of Operations) to
                                                    October 31,       October 31,         October 31,
                                                        1998             1998                1998
                                                    ----------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    44,562      $      18,984         $      1,007
                                                    ----------------------------------------------------
    Expenses:
      Administration fee (Note B)                         2,142                763                   30
      Amortization of deferred organization and
        initial
        offering expenses (Note A)                           --                 --                    9
      Auditing fees                                           8                 19                    5
      Custodian fees                                         10                 10                    7
      Legal fees                                             10                 49                    3
      Registration and filing fees                          155                 35                    8
      Shareholder reports                                    64                 43                   10
      Shareholder servicing agent fees (Note B)             307                250                    7
      Trustees' fees and expenses                            45                 19                    5
      Miscellaneous                                           4                  3                   --
      Expenses from corresponding Portfolio (Notes
        A & B)                                            2,281                942                  100
                                                    ----------------------------------------------------
        Total expenses                                    5,026              2,133                  184
      Expenses reimbursed by administrator and/or
        reduced by custodian fee and shareholder
        servicing expense offset arrangements
        (Note B)                                            (31)              (154)                 (72)
                                                    ----------------------------------------------------
        Total net expenses                                4,995              1,979                  112
                                                    ----------------------------------------------------
        Net investment income                            39,567             17,005                  895
                                                    ----------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                             (4)              (218)                 (42)
    Net realized loss on financial futures
      contracts                                              --             (3,107)                  --
    Net realized loss on foreign currency
      transactions                                           --               (560)                  --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, translation of
      assets and liabilities in foreign
      currencies, and foreign currency contracts             --                186               (1,661)
                                                    ----------------------------------------------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)                   (4)            (3,699)              (1,703)
                                                    ----------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $    39,563      $      13,306         $       (808)
                                                    ----------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Income Funds


                                                   GOVERNMENT
                                                   MONEY FUND
                                                      Year
                                                      Ended
                                                   October 31,
(000'S OMITTED)                               1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $      16,612   $      15,288
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                             31              (3)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                             --              --
                                          -----------------------------
    Net increase (decrease) in net
      assets resulting from operations           16,643          15,285
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (16,612)        (15,288)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   924,226         959,168
    Proceeds received in connection with
      merger (Note D)                                --              --
    Proceeds from reinvestment of
      dividends                                  16,433          15,110
    Payments for shares redeemed               (881,250)     (1,029,506)
                                          -----------------------------
    Net increase (decrease) from Trust
      share transactions                         59,409         (55,228)
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS            59,440         (55,231)
NET ASSETS:
    Beginning of year                           308,157         363,388
                                          -----------------------------
    End of year                           $     367,597   $     308,157
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                        924,226         959,168
    Issued in connection with merger
      (Note D)                                       --              --
    Issued on reinvestment of dividends          16,433          15,110
    Redeemed                                   (881,250)     (1,029,506)
                                          -----------------------------
    Net increase (decrease) in shares
      outstanding                                59,409         (55,228)
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Income Funds

                                                                                                             HIGH YIELD
                                                                                                              BOND FUND
                                                      CASH                      LIMITED MATURITY
                                                    RESERVES                        BOND FUND                Period from
                                                                                                            March 3, 1998
                                                      Year                            Year                  (Commencement
                                                      Ended                           Ended               of Operations) to
                                                   October 31,                     October 31,               October 31,
                                              1998            1997            1998            1997              1998
                                          ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $      39,567   $      30,697   $      17,005   $      15,544       $        895
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                             (4)             (7)         (3,885)           (950)               (42)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                             --              --             186           2,103             (1,661)
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations           39,563          30,690          13,306          16,697               (808)
                                          ---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (39,567)        (30,697)        (16,966)        (15,559)              (895)
                                          ---------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 1,612,173       1,398,237         108,089          87,972             28,413
    Proceeds received in connection with
      merger (Note D)                                --              --          44,974              --                 --
    Proceeds from reinvestment of
      dividends                                  39,064          30,194          14,489          12,926                460
    Payments for shares redeemed             (1,290,742)     (1,246,359)       (124,074)        (92,319)            (4,580)
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                        360,495         182,072          43,478           8,579             24,293
                                          ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           360,491         182,065          39,818           9,717             22,590
NET ASSETS:
    Beginning of year                           664,063         481,998         255,406         245,689                 --
                                          ---------------------------------------------------------------------------------
    End of year                           $   1,024,554   $     664,063   $     295,224   $     255,406       $     22,590
                                          ---------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                      1,612,173       1,398,237          10,819           8,817              2,844
    Issued in connection with merger
      (Note D)                                       --              --           4,493              --                 --
    Issued on reinvestment of dividends          39,064          30,194           1,451           1,294                 47
    Redeemed                                 (1,290,742)     (1,246,359)        (12,422)         (9,247)              (473)
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               360,495         182,072           4,341             864              2,418
                                          ---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                October 31, 1998
----------------------------------------------------------------------
          Income Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Government Money Fund-Registered Trademark- ("Government Money"), Neuberger Berman Cash Reserves-Registered Trademark- ("Cash Reserves"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), and Neuberger Berman High Yield Bond Fund ("High Yield") (collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. High Yield had no operations until March 3, 1998, other than matters relating to its organization and registration as a series of the Trust. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Income Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (100.00%, 100.00%, 82.96%, and 100.00%, for Government Money, Cash Reserves, Limited Maturity, and High Yield, respectively, at October 31,
   1998). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
      It is the policy of Government Money and Cash Reserves to maintain a continuous net asset value per share of $1.00; each Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance either Fund will be able to maintain a stable net asset value per share.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.

3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of Government Money, Cash Reserves, and Limited Maturity to continue, and the intention of High Yield, to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($7,878, $2,998, $6,904, and $4,112 expiring in 2002, 2003, 2005, and 2006, respectively, for Cash Reserves; $774,663,
   $533,438, $6,076,188, $4,086,330, $2,160,210, $517,222, and $3,229,127
   expiring in 2000, 2001, 2002, 2003, 2004, 2005, and 2006, respectively, for
   Limited Maturity; and $42,133 expiring in 2006 for High Yield, determined as of October 31, 1998), it is the policy of each Fund not to distribute such gains. The capital loss carryforwards shown above for Limited Maturity include $774,663, $533,438, $1,362,347, $329,262, and $552,290 expiring in
   2000, 2001, 2002, 2003, and 2004, respectively, which were acquired on February 27, 1998 in the merger with Neuberger Berman Ultra Short Bond Fund-Registered Trademark- ("Ultra Short"). The use of these losses to offset future gains may be limited in a given year.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by High Yield in connection with its organization are being amortized on a straight-line basis over a five-year period. At October 31, 1998, the unamortized balance of such expenses amounted to $62,457.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Neuberger Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.27% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   Management has voluntarily undertaken to reimburse Cash Reserves, Limited Maturity, and High Yield for their respective operating expenses plus their pro rata portion of their corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 0.65% per annum for Cash Reserves, 0.70% per annum for Limited Maturity, and 1.00% per annum for High Yield, of their respective average daily net assets. Each undertaking is subject to termination by Management upon at least 60 days' prior written notice to the appropriate Fund. For the year ended October 31, 1998, such excess expenses amounted to $143,344 and $71,712, for Limited Maturity and High Yield, respectively. For the year ended October 31, 1998, there was no reimbursement of expenses by Management for Cash Reserves. High Yield has agreed to repay Management through December 31, 1999, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $166, $1,395, $434, and $81, for Government Money, Cash Reserves, Limited Maturity, and High Yield, respectively.
   Each Fund has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Shareholder servicing agent fees, was a reduction of $14,950, $30,028, $9,830, and $0, for Government Money, Cash Reserves, Limited Maturity, and High Yield, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended October 31, 1998, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                    ADDITIONS         REDUCTIONS
----------------------------------------------------------------------------------
GOVERNMENT MONEY                                 $   829,488,000     $ 787,491,000

CASH RESERVES                                      1,091,774,000       771,057,000

LIMITED MATURITY                                      44,851,000        63,869,000

HIGH YIELD                                            25,827,000         2,392,000

NOTE D -- MERGER:
   On February 27, 1998, Limited Maturity acquired all of the net assets of Ultra Short pursuant to a plan of reorganization approved by the Board of Trustees on September 24, 1997. The merger was accomplished by a tax-free exchange of 4,492,869 shares of Limited Maturity (valued at $44,973,622) for the 4,723,570 shares of Ultra Short outstanding on February 27, 1998. Ultra Short's net assets at that date ($44,973,622), including $289,235 of unrealized appreciation, were combined with those of Limited Maturity. The aggregate net assets of Limited Maturity and Ultra Short immediately before the merger were $251,846,857 and $44,973,622, respectively, resulting in aggregate net assets of $296,820,479 immediately after the merger.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Government Money Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                               Year Ended October 31,
                                              1998         1997         1996         1995         1994
                                            ------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                            ------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                      .0459        .0468        .0464        .0499        .0302
    Net Gains or Losses on Securities          .0001           --           --           --           --
                                            ------------------------------------------------------------
      Total From Investment Operations         .0460        .0468        .0464        .0499        .0302
                                            ------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.0459)      (.0468)      (.0464)      (.0499)      (.0302)
                                            ------------------------------------------------------------
Net Asset Value, End of Year                $ 1.0001     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                            ------------------------------------------------------------
Total Return(2)                                +4.69%       +4.78%       +4.74%       +5.10%       +3.07%
                                            ------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $  367.6     $  308.2     $  363.4     $  308.3     $  251.5
                                            ------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                               .64%         .64%         .67%         .65%          --
                                            ------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                      .63%         .63%         .67%         .65%         .72%
                                            ------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         4.61%        4.65%        4.65%        5.00%        3.00%
                                            ------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Cash Reserves(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                               Year Ended October 31,
                                              1998         1997         1996         1995         1994
                                            ------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0001
                                            ------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                      .0499        .0499        .0486        .0529        .0327
    Net Gains or Losses on Securities             --           --           --           --           --
                                            ------------------------------------------------------------
      Total From Investment Operations         .0499        .0499        .0486        .0529        .0327
                                            ------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.0499)      (.0499)      (.0486)      (.0529)      (.0327)
    Distributions (from net capital
     gains)                                       --           --           --           --       (.0001)
                                            ------------------------------------------------------------
      Total Distributions                     (.0499)      (.0499)      (.0486)      (.0529)      (.0328)
                                            ------------------------------------------------------------
Net Asset Value, End of Year                $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
                                            ------------------------------------------------------------
Total Return(2)                                +5.10%       +5.11%       +4.97%       +5.42%       +3.33%
                                            ------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $1,024.6     $  664.1     $  482.0     $  408.9     $  311.9
                                            ------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                               .64%         .63%         .66%         .65%          --
                                            ------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                   .63%         .63%         .65%         .65%         .65%
                                            ------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         5.00%        4.98%        4.86%        5.30%        3.31%
                                            ------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Limited Maturity Bond Fund(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                               Year Ended October 31,
                                              1998         1997         1996         1995         1994
                                            ------------------------------------------------------------
Net Asset Value, Beginning of Year          $  10.03     $   9.99     $  10.06     $   9.88     $  10.49
                                            ------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .60          .63          .60          .62          .56
    Net Gains or Losses on Securities
     (both realized and unrealized)             (.12)         .04         (.07)         .18         (.55)
                                            ------------------------------------------------------------
      Total From Investment Operations           .48          .67          .53          .80          .01
                                            ------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    (.60)        (.63)        (.60)        (.62)        (.56)
    Distributions (from net capital
     gains)                                       --           --           --           --         (.05)
    Distributions (in excess of net
     capital gains)                               --           --           --           --         (.01)
                                            ------------------------------------------------------------
      Total Distributions                       (.60)        (.63)        (.60)        (.62)        (.62)
                                            ------------------------------------------------------------
Net Asset Value, End of Year                $   9.91     $  10.03     $   9.99     $  10.06     $   9.88
                                            ------------------------------------------------------------
Total Return(2)                                +4.92%       +6.97%       +5.44%       +8.32%       +0.13%
                                            ------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $  295.2     $  255.4     $  245.7     $  307.4     $  308.6
                                            ------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                               .71%         .70%         .71%         .70%          --
                                            ------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                   .70%         .70%         .70%         .70%         .69%
                                            ------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         6.03%        6.34%        6.10%        6.21%        5.53%
                                            ------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          High Yield Bond Fund(1)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                  Period from
                                                                March 3, 1998(5)
                                                                       to
                                                                  October 31,
                                                                      1998
                                                                ----------------
Net Asset Value, Beginning of Period                                    $ 10.00
                                                                          ------
Income From Investment Operations
    Net Investment Income                                                   .51
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                           (.66)
                                                                          ------
      Total From Investment Operations                                     (.15)
                                                                          ------
Less Distributions
    Dividends (from net investment income)                                 (.51)
                                                                          ------
Net Asset Value, End of Period                                          $  9.34
                                                                          ------
Total Return(2)(6)                                                        -1.69%
                                                                          ------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                             $  22.6
                                                                          ------
    Ratio of Gross Expenses to Average Net Assets(3)(7)                    1.00%
                                                                          ------
    Ratio of Net Expenses to Average Net Assets(4)(7)                      1.00%
                                                                          ------
    Ratio of Net Investment Income to Average Net Assets(7)                8.03%
                                                                          ------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                October 31, 1998
----------------------------------------------------------------------
          Income Funds
1) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
2) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Government Money), total return would have been lower if Management had not reimbursed certain expenses.
3) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
4) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                  Year Ended October 31,
CASH RESERVES                                    1996      1995      1994
--------------------------------------------------------------------------
Net Expenses                                     .67%      .68%      .71%
                                                 -------------------------

   For the years ended October 31, 1997 and October 31, 1998, there was no reimbursement of expenses by Management for Cash Reserves.

                                                            Year Ended October 31,
LIMITED MATURITY                                 1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Expenses                                     .75%      .71%      .71%      .71%      .71%
                                                 ---------------------------------------------

                                                       Period from
                                                      March 3, 1998
                                                      to October 31,
HIGH YIELD                                                 1998
--------------------------------------------------------------------
Net Expenses                                                1.65%
                                                            -----

5) The date investment operations commenced.
6) Not annualized.
7) Annualized.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger Berman Income Funds and
Shareholders of:
Neuberger Berman Government Money Fund
Neuberger Berman Cash Reserves
Neuberger Berman Limited Maturity Bond Fund and
Neuberger Berman High Yield Bond Fund

   We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, Neuberger Berman Limited Maturity Bond Fund, and Neuberger Berman High Yield Bond Fund, four of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 1998, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of the Neuberger Berman Income Funds at October 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 4, 1998

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1998

--------------------------------------------------------------------------------
          Government Money Portfolio

  Principal                                                        Annualized
   Amount                                                           Yield at      Value(1)
   (000's                                                             Date         (000's
  omitted)                                                         of Purchase    omitted)
-------------                                                      -----------  -------------
               U.S. TREASURY SECURITIES -- BACKED BY THE FULL
               FAITH AND CREDIT OF THE U.S. GOVERNMENT (99.1%)
  $     530    U.S. Treasury Bills, due 11/5/98                       5.10%       $     530
     29,495    U.S. Treasury Bills, due 11/12/98                   5.08-5.18%        29,454
     32,630    U.S. Treasury Bills, due 11/19/98                   5.04-5.27%        32,552
     24,880    U.S. Treasury Notes, 5.625%, due 11/30/98           5.24-5.31%        24,886
     34,050    U.S. Treasury Notes, 5.125%, due 11/30/98           5.20-5.48%        34,045
     17,820    U.S. Treasury Bills, due 12/10/98                   4.71-5.36%        17,726
      5,000    U.S. Treasury Bills, due 12/17/98                      5.34%           4,968
         50    U.S. Treasury Bills, due 12/31/98                      4.12%              50
        310    U.S. Treasury Bills, due 1/14/99                       3.73%             308
     60,830    U.S. Treasury Notes, 6.375%, due 1/15/99            5.19-5.42%        60,952
        155    U.S. Treasury Bills, due 1/21/99                       4.51%             153
     25,180    U.S. Treasury Bills, due 1/28/99                    4.06-4.27%        24,927
     11,335    U.S. Treasury Bills, due 2/4/99                     4.16-4.35%        11,210
      1,080    U.S. Treasury Bills, due 2/18/99                       5.11%           1,064
     13,660    U.S. Treasury Bills, due 3/4/99                     4.22-4.25%        13,469
     25,000    U.S. Treasury Bills, due 3/18/99                    4.20-4.94%        24,564
     23,410    U.S. Treasury Notes, 6.25%, due 3/31/99             4.49-5.28%        23,508
      8,850    U.S. Treasury Notes, 5.875%, due 3/31/99            4.41-4.90%         8,897
     10,745    U.S. Treasury Bills, due 4/1/99                     4.46-4.60%        10,548
     15,600    U.S. Treasury Bills, due 4/8/99                        4.33%          15,316
     25,000    U.S. Treasury Notes, 6.50%, due 4/30/99                4.40%          25,253
                                                                                -------------
               TOTAL U.S. TREASURY SECURITIES                                       364,380
               Cash, receivables and other assets, less
               liabilities (0.9%)                                                     3,386
                                                                                -------------
               TOTAL NET ASSETS (100.0%)                                          $ 367,766
                                                                                -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1998

--------------------------------------------------------------------------------
          Cash Reserves Portfolio

  Principal
   Amount                                                                                         Value(1)
   (000's                                                                     Rating(2)            (000's
  omitted)                                                                Moody's       S&P       omitted)
-------------                                                           -----------  ---------  ------------
               U.S. GOVERNMENT AGENCY SECURITIES (4.0%)
  $  15,000    Fannie Mae, Discount Notes, 4.80%, due 3/18/99               AGY         AGY      $   14,728
     23,510    Freddie Mac, Discount Notes, 4.79% & 5.13%, due
               11/12/98 & 4/1/99                                            AGY         AGY          23,106
      3,000    Federal Home Loan Bank, Bonds, 5.54%, due 4/7/99             AGY         AGY           3,002
                                                                                                ------------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                               40,836
                                                                                                ------------
               CORPORATE COMMERCIAL PAPER (67.8%)
      3,000    BP America, Inc., 5.60%, due 11/2/98                         P-1        A-1+           3,000
     15,000    Sara Lee Corp., 4.96%, due 11/4/98                           P-1        A-1+          14,996
     10,000    General Re Corp., 5.50%, due 11/6/98                         P-1        A-1+           9,994
     10,000    MetLife Funding, Inc., 5.30%, due 11/6/98                    P-1        A-1+           9,994
     10,000    Gannett Co., Inc., 5.02%, due 11/10/98                       P-1        A-1+           9,989
     10,000    Goldman Sachs Group, L.P., 5.48%, due 11/10/98               P-1        A-1+           9,988
     10,000    Times Mirror Co., 5.43%, due 11/13/98                        P-1         A-1           9,983
     21,000    BellSouth Telecommunications, Inc., 5.00%-5.05%, due
               11/3/98-11/17/98                                             P-1        A-1+          20,984
     29,545    SBC Communications Inc., 5.45% & 5.48%, due 11/6/98 &
               11/17/98                                                     P-1        A-1+          29,511
     10,000    Novartis Finance Corp., 5.05%, due 11/20/98                  P-1        A-1+           9,975
     14,745    Minnesota Mining & Manufacturing Co., 5.45%, due
               11/24/98                                                     P-1        A-1+          14,696
      6,970    Illinois Tool Works, Inc., 5.17%, due 11/25/98               P-1        A-1+           6,947
      4,000    Emerson Electric Co., 5.45%, due 11/30/98                    P-1        A-1+           3,983
     20,000    Ameritech Capital Funding Corp., 5.18%, due 12/3/98          P-1        A-1+          19,911
     21,025    Campbell Soup Co., 5.45%, due 12/4/98                        P-1        A-1+          20,923
     10,000    Caisse d'Amortissement de la Dette Sociale, 5.37%, due
               12/7/98                                                      P-1        A-1+           9,948
      5,000    Kingdom of Sweden, 5.43%, due 12/9/98                        P-1        A-1+           4,972
     15,000    du Pont (E.I.) de Nemours & Co., 5.37%, due 12/22/98         P-1        A-1+          14,888
     25,500    Bayer Corp., 5.13%, due 1/4/99                               P-1        A-1+          25,271
      8,000    Electricite de France, 5.43%, due 1/8/99                     P-1        A-1+           7,919

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Cash Reserves Portfolio (Cont'd)

  Principal
   Amount                                                                                         Value(1)
   (000's                                                                     Rating(2)            (000's
  omitted)                                                                Moody's       S&P       omitted)
-------------                                                           -----------  ---------  ------------
  $  10,000    Westpac Capital Corp., 5.47%, due 1/13/99                    P-1        A-1+      $    9,891
     34,500    National Australia Funding Delaware Inc., 5.17%-5.45%,
               due 12/1/98-1/19/99                                          P-1        A-1+          34,186
     10,000    BellSouth Capital Funding Corp., 5.42%, due 1/22/99          P-1        A-1+           9,878
     18,800    Coca-Cola Co., 5.03%, due 1/22/99                            P-1        A-1+          18,587
     16,800    Daimler-Benz North America Corp., 5.07% & 5.48%, due
               11/9/98 & 1/22/99                                            P-1         A-1          16,679
      4,000    Amoco Co., 5.38%, due 1/26/99                                P-1        A-1+           3,949
     32,915    Motorola Credit Corp., 5.10%-5.47%, due 11/5/98-1/26/99      P-1        A-1+          32,702
     15,000    Procter & Gamble Co., 5.45%, due 1/27/99                     P-1        A-1+          14,805
     24,630    USAA Capital Corp., 5.13%, due 1/28/99                       P-1        A-1+          24,325
     25,000    Toyota Motor Credit Corp., 5.07%, due 2/1/99                 P-1        A-1+          24,680
     35,000    Ford Motor Credit Co., 5.11%-5.47%, due 1/20/99-2/2/99       P-1         A-1          34,554
     23,775    Province of British Columbia, Canada, 4.96% & 5.02%,
               due 12/21/98 & 2/2/99                                        P-1        A-1+          23,534
     10,000    Washington Post Co., 5.35%, due 2/12/99                      P-1        A-1+           9,848
     25,000    Swedish Export Credit Corp., 4.97%-5.44%, due
               1/19/99-3/1/99                                               P-1        A-1+          24,636
     33,898    Merrill Lynch & Co., Inc., 4.95%-5.50%, due
               11/20/98-3/8/99                                              P-1        A-1+          33,449
     43,000    General Electric Capital Corp., 4.95%-5.47%, due
               12/1/98-3/9/99                                               P-1        A-1+          42,435
     15,000    Warner-Lambert Co., 5.30%, due 3/30/99                       P-1        A-1+          14,673
     28,000    Prudential Funding Corp., 5.25%-5.45%, due
               11/20/98-5/26/99                                             P-1         A-1          27,515
     40,000    American Express Credit Corp., 4.75%-5.21%, due
               2/5/99-6/7/99                                                P-1         A-1          39,138
                                                                                                ------------
               TOTAL CORPORATE COMMERCIAL PAPER                                                     697,336
                                                                                                ------------

                                                                October 31, 1998
--------------------------------------------------------------------------------

          Cash Reserves Portfolio (Cont'd)

  Principal
   Amount                                                                                         Value(1)
   (000's                                                                     Rating(2)            (000's
  omitted)                                                                Moody's       S&P       omitted)
-------------                                                           -----------  ---------  ------------
               TAXABLE REVENUE BONDS (1.1%)
  $  11,700    Health Institute of Indiana, Inc., Loan Program Notes,
               Ser. A, 5.17%, VRDN due 10/1/28                              P-1         A-1      $   11,700
                                                                                                ------------
               CERTIFICATES OF DEPOSIT (19.2%)
     20,000    Nordeutsche Landesbank Girozentrale, Eurodollar C.D.,
               5.66%, due 11/16/98                                          P-1        A-1+          20,000
     10,000    ABN AMRO Bank NV, Eurodollar C.D., 5.61%, due 12/21/98       P-1        A-1+          10,000
      5,000    Australia & New Zealand Banking Group, Ltd., Yankee
               C.D., 5.61%, due 12/28/98                                    P-1        A-1+           5,000
      5,000    Rabobank Nederland, Eurodollar C.D., 5.64%, due 1/4/99       P-1        A-1+           5,002
     10,000    Toronto Dominion Bank, Yankee C.D., 5.63%, due 1/4/99        P-1        A-1+          10,000
     20,000    Abbey National Treasury Services PLC, Eurodollar C.D.,
               5.13% & 5.60%, due 12/29/98 & 1/29/99                        P-1        A-1+          20,000
     24,500    Banque Nationale de Paris, Yankee C.D., 5.55%-5.67%,
               due 12/28/98-3/1/99                                          P-1         A-1          24,503
     20,000    Westdeutsche Landesbank Girozentrale, Yankee C.D.,
               5.05% & 5.44%, due 1/19/99 & 3/2/99                          P-1        A-1+          20,000
     10,000    Commerzbank AG, Yankee C.D., 5.67%, due 3/5/99               P-1        A-1+          10,002
     23,500    Rabobank Nederland, Yankee C.D., 5.69%-5.74%, due
               4/16/99-4/28/99                                              P-1        A-1+          23,493
     10,730    Creditanstalt-Bankverein, Yankee C.D., 5.76%, due
               5/7/99                                                       P-1         A-1          10,728
     30,000    National Westminster Bank PLC, Yankee C.D., 5.45% &
               5.7375%, due 12/11/98 & 5/7/99                               P-1        A-1+          30,000
      9,300    Chase Manhattan Bank, Domestic C.D., 5.745%, due
               5/10/99                                                      P-1        A-1+           9,297
                                                                                                ------------
               TOTAL CERTIFICATES OF DEPOSIT                                                        198,025
                                                                                                ------------
               CORPORATE DEBT SECURITIES (0.1%)
        600    Morgan Stanley Dean Witter, Senior Variable Rate
               Medium-Term Notes, Ser. C, 5.2933%, due 1/15/99              P-1         A-1             600
                                                                                                ------------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1998

--------------------------------------------------------------------------------

          Cash Reserves Portfolio (Cont'd)

  Principal
   Amount                                                                                         Value(1)
   (000's                                                                     Rating(2)            (000's
  omitted)                                                                Moody's       S&P       omitted)
-------------                                                           -----------  ---------  ------------
               TIME DEPOSITS (0.6%)
  $   6,155    Den Danske Bank, 5.5625%, due 11/2/98                        P-1         A-1      $    6,155
                                                                                                ------------
               FUNDING AGREEMENTS (6.8%)
     30,000    John Hancock Mutual Life Insurance Co., Non-Expiring
               Variable Rate Funding Agreement, 5.3538%                     P-1        A-1+          30,000
     40,000    Travelers Insurance Co., Variable Rate Funding
               Agreement, 5.2395% & 5.3638%,
               expiring 3/16/99 & 10/29/99                                  P-1        A-1+          40,000
                                                                                                ------------
               TOTAL FUNDING AGREEMENTS                                                              70,000
                                                                                                ------------
               TOTAL INVESTMENTS (99.6%)                                                          1,024,652
               Cash, receivables and other assets, less liabilities
               (0.4%)                                                                                 4,107
                                                                                                ------------
               TOTAL NET ASSETS (100.0%)                                                         $1,028,759
                                                                                                ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1998

--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
               U.S. TREASURY SECURITIES (3.9%)
  $   1,785    U.S. Treasury Notes, 5.875%, due 2/15/00                              TSY        TSY         $   1,820
      2,220    U.S. Treasury Notes, 6.75%, due 4/30/00                               TSY        TSY             2,297
      7,980    U.S. Treasury Notes, 5.75%, due 11/15/00                              TSY        TSY             8,203
      1,640    U.S. Treasury Inflation-Indexed Notes, 3.375%, due 1/15/07            TSY        TSY             1,613
                                                                                                             --------
               TOTAL U.S. TREASURY SECURITIES (COST $13,677)                                                   13,933
                                                                                                             --------
               U.S. GOVERNMENT AGENCY SECURITIES (10.7%)
     20,000    Federal Home Loan Bank, Discount Notes, 5.09%, due 11/6/98            AGY        AGY            19,989
     10,000    Freddie Mac, Discount Notes, 4.77%, due 11/12/98                      AGY        AGY             9,987
      8,338    Federal Farm Credit Bank, Discount Notes, 4.90%, due 11/20/98         AGY        AGY             8,334
                                                                                                             --------
               TOTAL U.S. GOVERNMENT AGENCY SECURITIES
               (COST $38,282)                                                                                  38,310
                                                                                                             --------
               MORTGAGE-BACKED SECURITIES (4.8%)
                                                                               FANNIE MAE
         33    Balloon Pass-Through Certificates, 8.50%, due 11/1/98                 AGY        AGY                35
      1,364    Balloon Pass-Through Certificates, 7.00%, due 8/1/03                  AGY        AGY             1,391
        140    REMIC Floating Rate CMO, Ser. 1992-59F, 5.68125%, due 8/25/06         AGY        AGY               140
      5,996    Pass-Through Certificates, 7.00%, due 9/1/03 & 6/1/11                 AGY        AGY             6,153
      5,993    Pass-Through Certificates, 6.50%, due 4/1/13                          AGY        AGY             6,079
                                                                              FREDDIE MAC
         85    Gold Balloon Mortgage Participation Certificates, 6.50%, due
               9/1/99                                                                AGY        AGY                86
         64    Mortgage Participation Certificates, 10.50%, due 10/1/00 &
               12/1/00                                                               AGY        AGY                67

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
  $     256    Mortgage Participation Certificates, 8.50%, due 10/1/01               AGY        AGY         $     263
        156    ARM Certificates, 7.00%, due 1/1/17                                   AGY        AGY               156
                                                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
        739    Pass-Through Certificates, 7.50%, due 10/15/09-10/15/10               AGY        AGY               762
      1,818    Pass-Through Certificates, 7.00%, due 4/15/11                         AGY        AGY             1,865
        133    Pass-Through Certificates, 12.00%, due 5/15/12-3/15/15                AGY        AGY               153
                                                                                                             --------
               TOTAL MORTGAGE-BACKED SECURITIES
               (COST $16,785)                                                                                  17,150
                                                                                                             --------
               ASSET-BACKED SECURITIES (13.6%)
        118    Chase Manhattan Grantor Trust, Automobile Loan Pass-Through
               Certificates, Ser. 1997-A, Class A-2, 5.95%, due 10/15/99             Aaa        AAA               118
      4,223    PNC Student Loan Trust I, Ser. 1997-2, Class A-2, 6.138%, due
               1/25/00                                                               Aaa        AAA             4,326
         87    Premier Auto Trust, Ser. 1997-1, Class A-2, 5.90%, due 4/6/00         Aaa        AAA                88
      3,045    Money Store Auto Grantor Trust, Ser. 1997-2, Class A-1, 6.17%,
               due 3/20/01                                                           Aaa        AAA             3,088
        458    Chase Manhattan Grantor Trust, Automobile Loan Pass-Through
               Certificates, Ser. 1995-A, 6.00%, due 9/17/01                         Aaa        AAA               458
      6,500    Ford Credit Auto Loan Master Trust, Auto Loan Certificates, Ser.
               1996-1, 5.50%, due 2/15/03                                            Aaa        AAA             6,604
        254    Honda Auto Receivables Grantor Trust, Ser. 1997-A, Class A,
               5.85%, due 2/15/03                                                    Aaa        AAA               256
      5,600    Chase Credit Card Master Trust, Ser. 1997-2, Class A, 6.30%, due
               4/15/03                                                               Aaa        AAA             5,730
      1,792    Navistar Financial Owner Trust, Ser. 1996-B, Class A-3, 6.33%,
               due 4/21/03                                                           Aaa        AAA             1,814

                                                                October 31, 1998
--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
  $   4,720    Chemical Master Credit Card Trust 1, Ser. 1995-2, Class A, 6.23%,
               due 6/15/03                                                           Aaa        AAA         $   4,833
      5,315    World Omni Automobile Lease Securitization Trust, Ser. 1997-A,
               Class A-3, 6.85%, due 6/25/03                                         Aaa        AAA             5,488
      2,245    Chevy Chase Auto Receivables Trust, Ser. 1996-2, Class A, 5.90%,
               due 7/15/03                                                           Aaa        AAA             2,247
      5,000    Standard Credit Card Master Trust I, Credit Card Participation
               Certificates, Ser. 1994-4, Class A, 8.25%, due 11/7/03                Aaa        AAA             5,385
      4,354    ContiMortgage Net Interest Margin Notes, Ser. 1998-A, Class A,
               7.92%, due 3/16/28                                                  BBB(4)                       4,316(5)
      3,770    IMC Excess Cashflow Trust, Ser. 1997-A, 7.41%, due 11/26/28         BBB(4)                       3,590(5)
                                                                                                             --------
               TOTAL ASSET-BACKED SECURITIES (COST $48,036)                                                    48,341
                                                                                                             --------
               BANKS & FINANCIAL INSTITUTIONS (25.1%)
      2,500    Merrill Lynch & Co., Inc., Medium-Term Notes, Ser. B, 6.64%, due
               4/9/99                                                                Aa3        AA-             2,509
      5,240    Merrill Lynch & Co., Inc., Medium-Term Notes, Ser. B, 6.28%, due
               6/25/99                                                               Aa3        AA-             5,257
      4,850    Chase Manhattan Bank USA, Senior Global Bank Notes, 5.875%, due
               8/4/99                                                                Aa2        AA-             4,886
      2,500    Associates Corp. of North America, Senior Notes, 6.375%, due
               8/15/99                                                               Aa3        AA-             2,529
      5,180    CIT Group Holdings, Inc., Medium-Term Notes, 6.25%, due 10/25/99      Aa3        A+              5,243
      3,940    First National Bank of Commerce, Senior Bank Notes, 6.50%, due
               1/14/00                                                               Aa2        AA-             4,013
      3,980    HomeSide Lending, Inc., Notes, 6.875%, due 5/15/00                    A1         A+              4,077
      5,000    Salomon Smith Barney Holdings Inc., Notes, 7.00%, due 5/15/00         Aa3         A              5,124
      1,300    Lehman Brothers Holdings Inc., Medium-Term Notes, Ser. E, 7.08%,
               due 5/22/00                                                          Baa1         A              1,305

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
  $   1,800    International Lease Finance Corp., Notes, 6.625%, due 6/1/00          A1         A+          $   1,836
      5,400    Comdisco, Inc., Notes, 6.50%, due 6/15/00                            Baa1       BBB+             5,523
      3,150    Countrywide Funding Corp., Medium-Term Notes, Ser. A, 7.31%, due
               8/28/00                                                               A3          A              3,226
      7,090    Associates Pass-Through Asset Trust, Ser. 1997-1, 6.45%, due
               9/15/00                                                               Aa3        AA-             7,227(5)
      5,000    Lehman Brothers Holdings Inc., Medium-Term Notes, Ser. E, 6.89%,
               due 10/10/00                                                         Baa1         A              5,003
      3,600    Countrywide Home Loans, Inc., Notes, 5.62%, due 10/16/00              A3          A              3,584
      1,725    Lehman Brothers Holdings Inc., Medium-Term Notes, Ser. E, 6.65%,
               due 11/8/00                                                          Baa1         A              1,718
      2,000    NationsBank Corp., Senior Medium-Term Notes, Ser. E, 5.70%, due
               2/9/01                                                                Aa2        A+              2,029
      6,600    Capital One Bank, Bank Notes, 5.95%, due 2/15/01                     Baa3       BBB-             6,640
      4,430    Morgan Stanley, Dean Witter, Discover & Co., Global Medium-Term
               Notes, Ser. C, 6.09%, due 3/9/01                                      A1         A+              4,501
      6,660    Household Finance Corp., Senior Medium-Term Notes, 6.06%, due
               5/14/01                                                               A2          A              6,742
      3,610    Riggs National Corp., Subordinated Notes, 8.50%, due 2/1/06         Ba1(6)     BB-(6)            3,772
      2,400    Riggs National Corp., Subordinated Debentures, 9.65%, due 6/15/09   Ba1(6)     BB-(6)            2,685
                                                                                                             --------
               TOTAL BANKS & FINANCIAL INSTITUTIONS
               (COST $88,737)                                                                                  89,429
                                                                                                             --------
               CORPORATE DEBT SECURITIES (36.6%)
      2,000    AT&T Capital Corp., Medium-Term Notes, Ser. 1997-4, 6.92%, due
               4/29/99                                                              Baa3        BBB             2,010
      7,000    Lockheed Martin Corp., Notes, 6.55%, due 5/15/99                      A3        BBB+             7,050
      5,200    Williams Holdings of Delaware, Inc., Medium-Term Notes, Ser. A,
               6.40%, due 6/17/99                                                   Baa2       BBB-             5,237

                                                                October 31, 1998
--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
  $   2,710    Arkla, Inc., Notes, 8.875%, due 7/15/99                              Baa1        BBB         $   2,777
      4,680    Time Warner Pass-Through Asset Trust, Ser. 1997-2, 4.90%, due
               7/29/99                                                              Baa3       BBB-             4,667(5)
      1,000    General Motors Acceptance Corp., Medium-Term Notes, 6.15%, due
               9/20/99                                                               A2          A              1,009
      3,655    Commonwealth Edison Co., First Mortgage Bonds, Ser. 90, 6.50%,
               due 4/15/00                                                          Baa2        BBB             3,737
      4,800    Norfolk Southern Corp., Notes, 6.70%, due 5/1/00                     Baa1       BBB+             4,912
      5,490    Sears Roebuck Acceptance Corp., Medium-Term Notes, Ser. IV,
               6.23%, due 7/12/00                                                    A2         A-              5,580
      2,000    Ford Motor Credit Co., Medium-Term Notes, 6.84%, due 8/16/00          A1          A              2,055
      3,220    MedPartners, Inc., Senior Subordinated Notes, 6.875%, due 9/1/00      B3          B              2,604
      2,000    American General Finance Corp., Senior Notes, 6.125%, due 9/15/00     A2         A+              2,026
      2,510    Chesapeake Corp., Notes, 10.375%, due 10/1/00                        Baa3        BBB             2,749
      1,730    BHP Finance (USA) Ltd., Guaranteed Notes, 5.625%, due 11/1/00         A3          A              1,718
      2,300    General Electric Capital Corp., Global Medium-Term Notes, Ser. A,
               5.52%, due 1/15/01                                                    Aaa        AAA             2,328
      2,320    Fort James Corp., Notes, 6.234%, due 3/15/01                         Baa2       BBB-             2,336
      2,510    Revlon Worldwide Corp., Senior Secured Notes, Ser. B,
               Zero-Coupon, Yielding 10.75% & 10.959%, due 3/15/01                   B3         B-              1,481
      2,290    Colonial Realty Limited Partnership, Senior Notes, 7.50%, due
               7/15/01                                                              Baa3       BBB-             2,421
      1,220    USA Waste Services, Inc., Senior Notes, 6.125%, due 7/15/01          Baa3       BBB+             1,225
      3,300    Texas Utilities Co., Notes, 5.94%, due 10/15/01                      Baa3        BBB             3,300
      4,160    Tyco International Ltd., Notes, 6.50%, due 11/1/01                    A3         A-              4,290
      2,965    ICI Wilmington Inc., Guaranteed Notes, 7.50%, due 1/15/02            Baa1        A-              3,176

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
  $   2,835    Black & Decker Corp., Medium-Term Notes, Ser. A, 8.90%, due
               1/21/02                                                              Baa2       BBB-         $   3,145
        900    Ford Motor Credit Co., Global Bonds, 6.50%, due 2/28/02               A1          A                924
      2,280    Fort James Corp., Senior Notes, 6.50%, due 9/15/02                   Baa2       BBB-             2,368
      1,000    Safeway Inc., Medium-Term Notes, 8.57%, due 4/1/03                   Baa2        BBB             1,117
      3,360    Stewart Enterprises, Inc., Notes, 6.40%, due 5/1/03                  Baa3        BBB             3,503
         60    Core-Mark International, Inc., Senior Subordinated Notes,
               11.375%, due 9/15/03                                                  B3          B                 59
        705    Loomis Fargo & Co., Senior Subordinated Notes, 10.00%, due
               1/15/04                                                               B3          B                668
        660    EOP Operating Limited Partnership, Notes, 6.625%, due 2/15/05        Baa1        BBB               642
        495    Earle M. Jorgensen Co., Senior Notes, Ser. B, 9.50%, due 4/1/05       B3         B-                456
      1,750    Protection One, Inc., Senior Notes, 7.375%, due 8/15/05               Ba1       BBB-             1,739(5)
      1,300    Burlington Industries, Inc., Notes, 7.25%, due 9/15/05               Baa3       BBB-             1,374
      4,200    Heritage Media Corp., Senior Subordinated Notes, 8.75%, due
               2/15/06                                                               B1         BB+             4,473
      4,320    Mark IV Industries, Inc., Senior Subordinated Notes, 7.75%, due
               4/1/06                                                              Ba2(7)     BB+(7)            4,136
        885    Federal-Mogul Corp., Notes, 7.75%, due 7/1/06                       Ba2(7)     BB+(7)              895
        400    Printpack, Inc., Senior Subordinated Notes, Ser. B, 10.625%, due
               8/15/06                                                               B3         B+                396
      2,825    Time Warner Inc., Notes, 8.11%, due 8/15/06                          Baa3       BBB-             3,188
        400    Commonwealth Aluminum Corp., Senior Subordinated Notes, 10.75%,
               due 10/1/06                                                           B2         B-                395
        680    Newport News Shipbuilding Inc., Senior Subordinated Notes, 9.25%,
               due 12/1/06                                                           B1         B+                714
        660    Safelite Glass Corp., Senior Subordinated Notes, 9.875%, due
               12/15/06                                                              B3          B                640(5)

                                                                October 31, 1998
--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
  $   1,275    Pen-Tab Industries, Inc., Senior Subordinated Notes, Ser. B,
               10.875%, due 2/1/07                                                   B3         B-          $   1,222
      1,050    Fonda Group, Inc., Senior Subordinated Notes, Ser. B, 9.50%, due
               3/1/07                                                                B3         B-                869
      1,250    GFSI Inc., Senior Subordinated Notes, 9.625%, due 3/1/07              B3         B-              1,178
        300    French Fragrances, Inc., Senior Notes, Ser. B, 10.375%, due
               5/15/07                                                               B2         B+                310
      2,410    Owens-Illinois, Inc., Senior Debentures, 8.10%, due 5/15/07         Ba1(8)     BB+(8)            2,529
        405    AmeriServe Food Distribution, Inc., Senior Subordinated Notes,
               10.125%, due 7/15/07                                                  B3         B-                332
        250    Safety Components International, Inc., Senior Subordinated Notes,
               10.125%, due 7/15/07                                                  B3         B-                241
        880    HydroChem Industrial Services, Inc., Senior Subordinated Notes,
               Ser. B, 10.375%, due 8/1/07                                           B3         B-                872
      4,960    Interpool, Inc., Notes, 7.20%, due 8/1/07                             Ba1       BBB-             5,122
        190    Insilco Corp., Senior Subordinated Notes, 10.25%, due 8/15/07         B3         B-                191
        520    NBTY, Inc., Senior Subordinated Notes, Ser. B, 8.625%, due
               9/15/07                                                               B1         B+                510
      2,360    UPM-Kymmene Corp., Notes, 6.875%, due 11/26/07                       Baa1       BBB+             2,333(5)
      2,490    IDEX Corp., Senior Notes, 6.875%, due 2/15/08                         Ba1       BBB-             2,585
      1,585    Central Maine Power & Co., General and Refunding Mortgage Bonds,
               Ser. Q, 7.05%, due 3/1/08                                            Baa3       BBB+             1,630
      1,000    Thiokol Corp., Senior Notes, 6.625%, due 3/1/08                      Baa3        BBB             1,049
      3,410    Beckman Coulter, Inc., Senior Notes, 7.45%, due 3/4/08              Ba1(8)     BB+(8)            3,387
        160    APCOA, Inc., Senior Subordinated Notes, 9.25%, due 3/15/08           Caa1        B-                152
        610    IMPAC Group, Inc., Senior Subordinated Notes, 10.125%, due
               3/15/08                                                               B3         B-                590(5)

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1998

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

  Principal
   Amount
   (000's                                                                              Rating(2)            Value(3)
  omitted)                                                                         Moody's      S&P     (000's omitted)
-------------                                                                     ---------  ---------  ----------------
  $     470    Trans-Resources, Inc., Senior Notes, Ser. B, 10.75%, due 3/15/08      B3         B-          $     461
        300    Columbus McKinnon Corp., Senior Subordinated Notes, 8.50%, due
               4/1/08                                                                B2          B                279
        160    Great Central Mines Ltd., Senior Notes, 8.875%, due 4/1/08            Ba2        BB                154
        450    Home Products International, Inc., Senior Subordinated Notes,
               9.625%, due 5/15/08                                                   B3          B                393
      1,555    Owens-Illinois, Inc., Senior Notes, 7.35%, due 5/15/08              Ba1(8)     BB+(8)            1,558
      1,500    CSC Holdings, Inc., Senior Notes, 7.25%, due 7/15/08                  Ba2        BB+             1,459
      1,085    Tenet Healthcare Corp., Senior Subordinated Notes, 8.125%, due
               12/1/08                                                               Ba3        BB-             1,072(5)
        520    KinderCare Learning Centers, Inc., Senior Subordinated Notes,
               Ser. B, 9.50%, due 2/15/09                                            B3         B-                489
                                                                                                             --------
               TOTAL CORPORATE DEBT SECURITIES (COST $130,792)                                                130,487
                                                                                                             --------
               FOREIGN GOVERNMENT SECURITIES(9) (2.0%)
 SEK 53,100    Kingdom of Sweden, 5.50%, due 4/12/02
               (COST $7,007)                                                         Aa1        AA+             7,089
                                                                                                             --------
               CORPORATE COMMERCIAL PAPER (2.0%)
      7,000    Nestle Capital Corp., 4.75%, due 11/2/98
               (COST $6,998)                                                         P-1       A-1+             6,998(10)
                                                                                                             --------
               TOTAL INVESTMENTS (98.6%) (COST $350,314)                                                      351,737(11)
               Cash, receivables and other assets, less liabilities (1.4%)                                      4,919
                                                                                                             --------
               TOTAL NET ASSETS (100.0%)                                                                    $ 356,656
                                                                                                             --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1998

--------------------------------------------------------------------------------
          High Yield Bond Portfolio

   Principal
    Amount                                                                 Rating(2)             Value(3)
(000's omitted)                                                        Moody's       S&P     (000's omitted)
---------------                                                      -----------  ---------  ----------------
                 CORPORATE DEBT SECURITIES (86.1%)
   $     310     Revlon Worldwide Corp., Senior Secured Notes, Ser.
                 B, Zero-Coupon, Yielding 9.237%, due 3/15/01            B3          B-          $     183
         150     Stone Container Corp., Senior Subordinated
                 Debentures, 12.25%, due 4/1/02                          B3          B-                138
          60     Core-Mark International, Inc., Senior Subordinated
                 Notes, 11.375%, due 9/15/03                             B3           B                 59
          60     Loomis Fargo & Co., Senior Subordinated Notes,
                 10.00%, due 1/15/04                                     B3           B                 57
         150     Earle M. Jorgensen Co., Senior Notes, Ser. B,
                 9.50%, due 4/1/05                                       B3          B-                138
         250     MTS, INC., Senior Subordinated Notes, 9.375%, due
                 5/1/05                                                  B2           B                224
         300     R.A.B. Enterprises, Inc., Senior Notes, 10.50%,
                 due 5/1/05                                              B3          B-                279(5)
         440     Protection One, Inc., Senior Notes, 7.375%, due
                 8/15/05                                                 Ba1        BBB-               437(5)
         150     Burlington Industries, Inc., Notes, 7.25%, due
                 9/15/05                                                Baa3        BBB-               158
         275     Mark IV Industries, Inc., Senior Subordinated
                 Notes, 7.75%, due 4/1/06                              Ba2(7)      BB+(7)              263
         340     MTL Inc., Senior Subordinated Notes, 10.00%, due
                 6/15/06                                                 B3          B-                332(5)
         240     Federal-Mogul Corp., Notes, 7.75%, due 7/1/06         Ba2(7)      BB+(7)              243
         470     Printpack, Inc., Senior Subordinated Notes, Ser.
                 B, 10.625%, due 8/15/06                                 B3          B+                465
          70     Commonwealth Aluminum Corp., Senior Subordinated
                 Notes, 10.75%, due 10/1/06                              B2          B-                 69
         540     Motors and Gears, Inc., Senior Notes, Ser. B,
                 10.75%, due 11/15/06                                    B3           B                532
         150     Newport News Shipbuilding Inc., Senior
                 Subordinated Notes, 9.25%, due 12/1/06                  B1          B+                157
         400     Safelite Glass Corp., Senior Subordinated Notes,
                 9.875%, due 12/15/06                                    B3           B                388(5)

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          High Yield Bond Portfolio (Cont'd)

   Principal
    Amount                                                                 Rating(2)             Value(3)
(000's omitted)                                                        Moody's       S&P     (000's omitted)
---------------                                                      -----------  ---------  ----------------
   $      60     Pen-Tab Industries, Inc., Senior Subordinated
                 Notes, Ser. B, 10.875%, due 2/1/07                      B3          B-          $      57
         430     Fonda Group, Inc., Senior Subordinated Notes, Ser.
                 B, 9.50%, due 3/1/07                                    B3          B-                356
          60     GFSI Inc., Senior Subordinated Notes, 9.625%, due
                 3/1/07                                                  B3          B-                 57
         500     French Fragrances, Inc., Senior Notes, Ser. B,
                 10.375%, due 5/15/07                                    B2          B+                516
         120     Windy Hill Pet Food Co., Inc., Senior Subordinated
                 Notes, 9.75%, due 5/15/07                               B3          B-                120
         375     Hedstrom Corp., Senior Subordinated Notes, 10.00%,
                 due 6/1/07                                              B3          B-                344
         150     Polymer Group, Inc., Senior Subordinated Notes,
                 9.00%, due 7/1/07                                       B2           B                141
          60     AmeriServe Food Distribution, Inc., Senior
                 Subordinated Notes, 10.125%, due 7/15/07                B3          B-                 49
          60     Safety Components International, Inc., Senior
                 Subordinated Notes, 10.125%, due 7/15/07                B3          B-                 58
          60     HydroChem Industrial Services, Inc., Senior
                 Subordinated Notes, Ser. B, 10.375%, due 8/1/07         B3          B-                 59
         150     SC International Services, Inc., Senior
                 Subordinated Notes, Ser. B, 9.25%, due 9/1/07           B2           B                147
         125     Southern Foods Group, L.P., Senior Subordinated
                 Notes, 9.875%, due 9/1/07                               B2           B                126
         560     NBTY, Inc., Senior Subordinated Notes, Ser. B,
                 8.625%, due 9/15/07                                     B1          B+                549
          85     K & F Industries, Inc., Senior Subordinated Notes,
                 9.25%, due 10/15/07                                     B3          B-                 82
          60     United Defense, L.P., Senior Subordinated Notes,
                 8.75%, due 11/15/07                                     B3          B-                 60
         125     Integrated Health Services, Inc., Senior
                 Subordinated Notes, Ser. A, 9.25%, due 1/15/08          B2          B-                113
         540     Brand Scaffold Services, Inc., Senior Notes,
                 10.25%, due 2/15/08                                     B3          B-                530(5)

                                                                October 31, 1998
--------------------------------------------------------------------------------

          High Yield Bond Portfolio (Cont'd)

   Principal
    Amount                                                                 Rating(2)             Value(3)
(000's omitted)                                                        Moody's       S&P     (000's omitted)
---------------                                                      -----------  ---------  ----------------
   $      60     IDEX Corp., Senior Notes, 6.875%, due 2/15/08           Ba1        BBB-         $      62
         185     Universal Compression, Inc., Senior Step Up Notes,
                 Yielding 9.929%, due 2/15/08                            B2           B                107(5)
         300     APCOA, Inc., Senior Subordinated Notes, 9.25%, due
                 3/15/08                                                Caa1         B-                286
          70     IMPAC Group, Inc., Senior Subordinated Notes,
                 10.125%, due 3/15/08                                    B3          B-                 68(5)
         250     Musicland Group, Inc., Senior Subordinated Notes,
                 9.875%, due 3/15/08                                    Caa1         B-                227
          70     Trans-Resources, Inc., Senior Notes, Ser. B,
                 10.75%, due 3/15/08                                     B3          B-                 69
         200     Columbus McKinnon Corp., Senior Subordinated
                 Notes, 8.50%, due 4/1/08                                B2           B                186
         300     Great Central Mines Ltd., Senior Notes, 8.875%,
                 due 4/1/08                                              Ba2         BB                289
         150     Numatics, Inc., Senior Subordinated Notes, 9.625%,
                 due 4/1/08                                              B3          B-                141
         200     Terex Corp., Senior Subordinated Notes, 8.875%,
                 due 4/1/08                                              B3          B-                182
         250     Hudson Respiratory Care Inc., Senior Subordinated
                 Notes, 9.125%, due 4/15/08                              B3          B-                182
         250     Mediacom LLC, Senior Notes, Ser. B, 8.50%, due
                 4/15/08                                                 B2          B+                248
         250     United Stationers Supply Co., Senior Subordinated
                 Notes, 8.375%, due 4/15/08                              B1           B                239
         300     Advanstar Communications Inc., Senior Subordinated
                 Notes, 9.25%, due 5/1/08                                B2          B-                280(5)
         300     Grove Worldwide LLC, Senior Subordinated Notes,
                 9.25%, due 5/1/08                                       B2           B                263(5)
         340     Iron Age Corp., Senior Subordinated Notes, 9.875%,
                 due 5/1/08                                              B3          B-                298(5)
         300     Level 3 Communications, Inc., Senior Notes,
                 9.125%, due 5/1/08                                      B3           B                283

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          High Yield Bond Portfolio (Cont'd)

   Principal
    Amount                                                                 Rating(2)             Value(3)
(000's omitted)                                                        Moody's       S&P     (000's omitted)
---------------                                                      -----------  ---------  ----------------
   $     320     Sun Healthcare Group, Inc., Senior Subordinated
                 Notes, 9.375%, due 5/1/08                               B2         CCC+         $     238(5)
         300     Ziff-Davis Inc., Senior Subordinated Notes, 8.50%,
                 due 5/1/08                                              B2          B+                253
         300     Boyds Collection, Ltd., Senior Subordinated Notes,
                 9.00%, due 5/15/08                                      B2          B-                277(5)
         340     Derby Cycle Corp., Senior Notes, 10.00%, due
                 5/15/08                                                 B3           B                313(5)
         390     Home Products International, Inc., Senior
                 Subordinated Notes, 9.625%, due 5/15/08                 B3           B                341
         300     La Petite Academy, Inc., Senior Notes, 10.00%, due
                 5/15/08                                                 B3          B-                289
         300     Telecommunications Techniques Co., LLC, Senior
                 Subordinated Notes, 9.75%, due 5/15/08                  B3          B-                248(5)
         300     Corporate Express, Inc., Senior Subordinated
                 Notes, 9.625%, due 6/1/08                               B2           B                283(5)
         350     Coyne International Enterprises Corp., Senior
                 Subordinated Notes, 11.25%, due 6/1/08                  B3          B-                319(5)
         300     General Binding Corp., Senior Subordinated Notes,
                 9.375%, due 6/1/08                                      B2           B                301
         300     Key Components, LLC, Senior Notes, 10.50%, due
                 6/1/08                                                  B3          B-                288(5)
         340     Schuff Steel Co., Senior Notes, 10.50%, due 6/1/08      B3          B+                278
         300     Steel Heddle Mfg. Co., Senior Subordinated Notes,
                 10.625%, due 6/1/08                                     B3         CCC+               246(5)
         725     WESCO International, Inc., Senior Step Up Notes,
                 Ser. B, Yielding 11.175%, due 6/1/08                    B3           B                390
         300     U.S. Office Products Co., Senior Subordinated
                 Notes, 9.75%, due 6/15/08                               B3          CCC               233(5)
         500     AKI, Inc., Senior Notes, 10.50%, due 7/1/08             B2          B+                475(5)
         300     Aqua-Chem, Inc., Senior Subordinated Notes,
                 11.25%, due 7/1/08                                      B3          B-                274(5)
         250     Aurora Foods Inc., Senior Subordinated Notes,
                 8.75%, due 7/1/08                                       B1          B+                254

                                                                October 31, 1998
--------------------------------------------------------------------------------

          High Yield Bond Portfolio (Cont'd)

   Principal
    Amount                                                                 Rating(2)             Value(3)
(000's omitted)                                                        Moody's       S&P     (000's omitted)
---------------                                                      -----------  ---------  ----------------
   $     340     Marsulex Inc., Senior Subordinated Notes, 9.625%,
                 due 7/1/08                                              B2          B+          $     327(5)
         350     Moll Industries, Inc., Senior Subordinated Notes,
                 10.50%, due 7/1/08                                      B3           B                320(5)
         400     CSC Holdings, Inc., Senior Notes, 7.25%, due
                 7/15/08                                                 Ba2         BB+               389
         435     GEO Specialty Chemicals, Inc., Senior Subordinated
                 Notes, 10.125%, due 8/1/08                              B3          B-                404(5)
         250     Loews Cineplex Entertainment Corp., Senior
                 Subordinated Notes, 8.875%, due 8/1/08                  B3           B                242(5)
         440     Albecca Inc., Senior Subordinated Notes, 10.75%,
                 due 8/15/08                                             B3          B-                416(5)
         440     Bell Sports, Inc., Senior Subordinated Notes,
                 11.00%, due 8/15/08                                     B3          B-                427(5)
         350     Tenet Healthcare Corp., Senior Subordinated Notes,
                 8.125%, due 12/1/08                                     Ba3         BB-               346(5)
         200     KinderCare Learning Centers, Inc., Senior
                 Subordinated Notes, Ser. B, 9.50%, due 2/15/09          B3          B-                188
         500     Diamond Brands Inc., Senior Step Up Debentures,
                 Yielding 12.875%, due 4/15/09                          Caa1        CCC+               242(5)
                                                                                                   -------
                 TOTAL CORPORATE DEBT SECURITIES (COST $20,960)                                     19,497
                                                                                                   -------
                 CORPORATE COMMERCIAL PAPER (7.6%)
       1,724     Nestle Capital Corp., 4.75%, due 11/2/98
                 (COST $1,724)                                           P-1        A-1+             1,724(10)
                                                                                                   -------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1998

--------------------------------------------------------------------------------

          High Yield Bond Portfolio (Cont'd)

    Number                                                                 Rating(2)             Value(3)
   of Units                                                            Moody's       S&P     (000's omitted)
---------------                                                      -----------  ---------  ----------------
                 UNITS (3.7%)
         250     AMSC Acquisition Co., Inc. (Each Unit consists of
                 $1,000 par value of Senior Notes, Ser. B, 12.25%,
                 due 4/1/08 and 1 American Mobile Satellite
                 Warrant)                                                                        $     122(12)
         500     DeCrane Aircraft Holdings, Inc. (Each Unit
                 consists of $1,000 par value of Senior
                 Subordinated Notes, 12.00%, due 9/30/08 and 1
                 DeCrane Aircraft Holdings Warrant)                     Caa1         B-                485
         500     MEDIQ Inc. (Each Unit consists of $1,000 par value
                 of Senior Step Up Debentures, Yielding 13.00%, due
                 6/1/09 and 1 MEDIQ Inc. Warrant)                       Caa1         B-                225(5)
                                                                                                   -------
                 TOTAL UNITS (COST $1,030)                                                             832
                                                                                                   -------
                 TOTAL INVESTMENTS (97.4%) (COST $23,714)                                           22,053(11)
                 Cash, receivables and other assets, less
                 liabilities (2.6%)                                                                    586
                                                                                                   -------
                 TOTAL NET ASSETS (100.0%)                                                       $  22,639
                                                                                                   -------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                October 31, 1998
----------------------------------------------------------------------
          Income Managers Trust
 1) Investment securities of the Portfolio are valued at amortized cost, which approximates Federal income tax cost.
 2) Credit ratings are unaudited.
 3) Investment securities of the Portfolio are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Income Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
 4) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
 5) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At October 31, 1998, these securities amounted to $26,174,000 or 7.3% of net assets for Neuberger Berman Limited Maturity Bond Portfolio and $9,125,000 or 40.3% of net assets for Neuberger Berman High Yield Bond Portfolio.
 6) Rated BBB by Thomson BankWatch, Inc.
 7) Rated BBB- by Fitch Investors Services, Inc.
 8) Rated BBB- by Duff & Phelps Credit Rating Co.
 9) Principal amount is stated in the currency in which the security is denominated.
    SEK -- Swedish Krona
10) At cost, which approximates market value.
11) At October 31, 1998, selected Portfolio information on a Federal income tax basis was as follows:

                                                          GROSS          GROSS      NET UNREALIZED
                                                       UNREALIZED     UNREALIZED     APPRECIATION
NEUBERGER BERMAN                          COST        APPRECIATION    DEPRECIATION  (DEPRECIATION)
---------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND PORTFOLIO      $  350,314,000  $   4,549,000    $3,126,000    $   1,423,000
HIGH YIELD BOND PORTFOLIO                23,714,000         70,000    1,731,000        (1,661,000  )

12) Not rated by a nationally recognized statistical rating organization. Security is an eligible security based on a comparable quality analysis performed by the Portfolio's investment manager.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Income Managers Trust

                                                      GOVERNMENT
                                                        MONEY
(000'S OMITTED)                                       PORTFOLIO
                                                    --------------
ASSETS
      Investments in securities, at value*
        (Note A) -- see Schedule of Investments     $     364,380
      Cash                                                      5
      Deferred organization costs (Note A)                     --
      Interest receivable                                   3,492
      Receivable for forward foreign currency
        exchange contracts sold (Note C)                       --
      Prepaid expenses and other assets                         7
      Receivable for securities sold                           --
      Receivable for variation margin (Note A)                 --
                                                    --------------
                                                          367,884
                                                    --------------
LIABILITIES
      Payable to investment manager (Note B)                   79
      Accrued expenses                                         39
                                                    --------------
                                                              118
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $     367,766
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $     367,766
      Net unrealized appreciation (depreciation)
        in value of investment securities,
        financial futures contracts, translation
        of assets and liabilities in foreign
        currencies, and foreign currency contracts             --
                                                    --------------
NET ASSETS                                          $     367,766
                                                    --------------
*Cost of investments                                $     364,380
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                October 31, 1998
----------------------------------------------------------------------
          Income Managers Trust

                                                                        LIMITED
                                                         CASH           MATURITY        HIGH YIELD
                                                       RESERVES           BOND             BOND
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
Investments in securities, at value*
  (Note A) -- see Schedule of Investments           $   1,024,652    $     351,737    $      22,053
Cash                                                            4               32                2
Deferred organization costs (Note A)                           --               --                1
Interest receivable                                         4,360            4,874              609
Receivable for forward foreign currency exchange
  contracts sold (Note C)                                      --               85               --
Prepaid expenses and other assets                              13                6               --
Receivable for securities sold                                 --               25               --
Receivable for variation margin (Note A)                       --               19               --
                                                    ------------------------------------------------
                                                        1,029,029          356,778           22,665
                                                    ------------------------------------------------
LIABILITIES
Payable to investment manager (Note B)                        215               74                7
Accrued expenses                                               55               48               19
                                                    ------------------------------------------------
                                                              270              122               26
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,028,759    $     356,656    $      22,639
                                                    ------------------------------------------------

NET ASSETS consist of:
Paid-in capital                                     $   1,028,759    $     354,869    $      24,300
Net unrealized appreciation (depreciation) in
  value of investment securities, financial
  futures contracts, translation of assets and
  liabilities in foreign currencies, and foreign
  currency contracts                                           --            1,787           (1,661)
                                                    ------------------------------------------------
NET ASSETS                                          $   1,028,759    $     356,656    $      22,639
                                                    ------------------------------------------------
*Cost of investments                                $   1,024,652    $     350,314    $      23,714
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Income Managers Trust


                                                                         GOVERNMENT
                                                                           MONEY
                                                                         PORTFOLIO
                                                                          For the
                                                                            Year
                                                                           Ended
                                                                        October 31,
(000'S OMITTED)                                                             1998
                                                                        ------------
INVESTMENT INCOME
    Interest income                                                     $    18,897
                                                                        ------------
    Expenses:
      Investment management fee (Note B)                                        905
      Accounting fees                                                            10
      Amortization of deferred organization and initial offering
        expenses (Note A)                                                         4
      Auditing fees                                                              25
      Custodian fees (Note B)                                                   107
      Insurance expense                                                           4
      Legal fees                                                                 21
      Trustees' fees and expenses                                                26
      Miscellaneous                                                               1
                                                                        ------------
        Total expenses                                                        1,103
      Expenses reduced by custodian fee expense offset arrangement
        (Note B)                                                                 --
                                                                        ------------
        Total net expenses                                                    1,103
                                                                        ------------
        Net investment income                                                17,794
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment securities sold                       31
    Net realized loss on financial futures contracts (Note A)                    --
    Net realized loss on foreign currency transactions (Note A)                  --
    Change in net unrealized appreciation (depreciation) of investment securities, financial futures contracts, translation of assets and liabilities in foreign currencies, and foreign currency
      contracts (Note A)                                                         --
                                                                        ------------
        Net gain (loss) on investments                                           31
                                                                        ------------
        Net increase (decrease) in net assets resulting from
          operations                                                    $    17,825
                                                                        ------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Income Managers Trust

                                                                                        HIGH YIELD
                                                                                           BOND
                                                                                         PORTFOLIO
                                                        CASH       LIMITED MATURITY       For the
                                                      RESERVES           BOND           Period from
                                                     PORTFOLIO         PORTFOLIO       March 3, 1998
                                                                                       (Commencement
                                                      For the           For the             of
                                                        Year             Year           Operations)
                                                       Ended             Ended              to
                                                    October 31,       October 31,       October 31,
                                                        1998             1998              1998
                                                    ------------------------------------------------
INVESTMENT INCOME
    Interest income                                 $    44,562      $      22,319     $      1,007
                                                    ------------------------------------------------
    Expenses:
      Investment management fee (Note B)                  1,914                833               43
      Accounting fees                                        10                 10                7
      Amortization of deferred organization and
        initial offering expenses (Note A)                    3                  4               --
      Auditing fees                                          27                 30               15
      Custodian fees (Note B)                               223                129               19
      Insurance expense                                      10                  5               --
      Legal fees                                             44                 71               10
      Trustees' fees and expenses                            49                 23                5
      Miscellaneous                                           1                  2                1
                                                    ------------------------------------------------
        Total expenses                                    2,281              1,107              100
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (1)                (1)              --
                                                    ------------------------------------------------
        Total net expenses                                2,280              1,106              100
                                                    ------------------------------------------------
        Net investment income                            42,282             21,213              907
                                                    ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold                                        (4)              (261)             (42)
    Net realized loss on financial futures
      contracts (Note A)                                     --             (3,657)              --
    Net realized loss on foreign currency
      transactions (Note A)                                  --               (646)              --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, translation of
      assets and liabilities in foreign
      currencies, and foreign currency contracts
      (Note A)                                               --                180           (1,661)
                                                    ------------------------------------------------
        Net gain (loss) on investments                       (4)            (4,384)          (1,703)
                                                    ------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $    42,278      $      16,829     $       (796)
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Income Managers Trust


                                                                       GOVERNMENT
                                                                     MONEY PORTFOLIO
                                                                          Year
                                                                          Ended
                                                                       October 31,
(000'S OMITTED)                                                   1998            1997
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                     $      17,794   $      16,368
    Net realized gain (loss) on investments                              31              (3)
    Change in net unrealized appreciation (depreciation) of
      investments                                                        --              --
                                                              -----------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                     17,825          16,365
                                                              -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                       829,488         872,761
    Additions related to reorganization (Note D)                         --              --
    Reductions                                                     (787,491)       (943,664)
                                                              -----------------------------
    Net increase (decrease) in net assets resulting from
      transactions in investors' beneficial interests                41,997         (70,903)
                                                              -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                59,822         (54,538)
NET ASSETS:
    Beginning of year                                               307,944         362,482
                                                              -----------------------------
    End of year                                               $     367,766   $     307,944
                                                              -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Income Managers Trust

                                                                                                           HIGH YIELD
                                                                                                         BOND PORTFOLIO
                                                CASH RESERVES                 LIMITED MATURITY            Period from
                                                  PORTFOLIO                    BOND PORTFOLIO            March 3, 1998
                                                                                                         (Commencement
                                                    Year                            Year                 of Operations)
                                                    Ended                           Ended                      to
                                                 October 31,                     October 31,              October 31,
                                            1998            1997            1998            1997              1998
                                        --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income               $      42,282   $      32,775   $      21,213   $      18,661      $        907
    Net realized gain (loss) on
      investments                                  (4)             (7)         (4,564)           (990)              (42)
    Change in net unrealized
      appreciation (depreciation) of
      investments                                  --              --             180           2,266            (1,661)
                                        --------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         42,278          32,768          16,829          19,937              (796)
                                        --------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               1,091,774         994,311          71,026          61,720            25,827
    Additions related to
      reorganization (Note D)                      --              --          54,073              --                --
    Reductions                               (771,057)       (845,290)        (78,238)        (56,000)           (2,392)
                                        --------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from
      transactions in investors'
      beneficial interests                    320,717         149,021          46,861           5,720            23,435
                                        --------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         362,995         181,789          63,690          25,657            22,639
NET ASSETS:
    Beginning of year                         665,764         483,975         292,966         267,309                --
                                        --------------------------------------------------------------------------------
    End of year                         $   1,028,759   $     665,764   $     356,656   $     292,966      $     22,639
                                        --------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                October 31, 1998
----------------------------------------------------------------------
          Income Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Government Money Portfolio ("Government Money"), Neuberger Berman Cash Reserves Portfolio ("Cash Reserves"), Neuberger Berman Limited Maturity Bond Portfolio ("Limited Maturity"), and Neuberger Berman High Yield Bond Portfolio ("High Yield") (collectively, the "Portfolios") are separate operating series of Income Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. High Yield had no operations until March 3, 1998, other than matters relating to its organization and registration as a series of Managers Trust. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. Other regulated investment companies sponsored by Neuberger Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in these and other Portfolios of Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: Limited Maturity and High Yield may invest in foreign securities denominated in foreign currency. The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) FORWARD FOREIGN CURRENCY CONTRACTS: Limited Maturity and High Yield may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolios. Neither Portfolio has a specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolios is determined using forward foreign currency exchange rates supplied by an independent pricing service.
5) FINANCIAL FUTURES CONTRACTS: Limited Maturity and High Yield may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
      For Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
      During the period from March 3, 1998 (Commencement of Operations) to October 31, 1998, High Yield did not enter into any financial futures contracts.

      At October 31, 1998, open positions in financial futures contracts for Limited Maturity were as follows:

                                                                      UNREALIZED
                                                                      APPRECIATION
   EXPIRATION                 OPEN CONTRACTS              POSITION    (DEPRECIATION)
---------------------------------------------------------------------------------
December 1998         505 U.S. Treasury Notes, 2 Year        Long     $  757,000
December 1998          65 U.S. Treasury Notes, 5 Year       Short        (82,000)
December 1998         250 U.S. Treasury Notes, 10 Year      Short       (398,000)

      At October 31, 1998, Limited Maturity had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

 PRINCIPAL
   AMOUNT                                     SECURITY
--------------------------------------------------------------------------------------
$    410,000  Fort James Corp., Senior Notes, 6.50%, due 9/15/02
   1,480,000  Chase Credit Card Master Trust, Ser. 1997-2, Class A, 6.30%, due 4/15/03

6) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
7) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
8) ORGANIZATION EXPENSES: Expenses incurred by High Yield in connection with its organization are being amortized on a straight-line basis over a five-year period. At October 31, 1998, the unamortized balance of such expenses amounted to $1,407. Organization expenses incurred by Government Money, Cash Reserves, and Limited Maturity were fully amortized as of October 31, 1998.
9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except High Yield) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Portfolio's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Yield pays Management a fee for investment management services at the annual rate of 0.38% of the first $500 million of that Portfolio's average daily net assets, 0.355% of the next $500 million, 0.33% of the next $500 million, 0.305% of the next $500 million, and 0.28% of average daily net assets in excess of $2 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $166, $1,395, $510, and $81 for Government Money, Cash Reserves, Limited Maturity, and High Yield, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended October 31, 1998, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) as follows:

                                         PURCHASES           SALES
-----------------------------------------------------------------------
LIMITED MATURITY                       $  130,329,000    $  156,934,000
HIGH YIELD                                 24,097,000         2,151,000

   All securities transactions for Government Money and Cash Reserves were short-term.
   During the year ended October 31, 1998, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At October 31, 1998, open contracts were as follows:

                                                                                                                 NET
                                                  CONTRACTS      IN EXCHANGE     SETTLEMENT                    UNREALIZED
SALES                                            TO DELIVER          FOR           DATE           VALUE        APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
German Mark                                       11,730,000     $7,173,000      11/19/98      $ 7,088,000     $85,000

NOTE D -- REORGANIZATION:
   On February 27, 1998, Limited Maturity acquired all of the net assets of Neuberger Berman Ultra Short Bond Portfolio ("Ultra Short") pursuant to a plan of reorganization approved by the Board of Trustees on September 24, 1997. This was accomplished by Neuberger Berman Ultra Short Bond Fund and Neuberger Berman Ultra Short Bond Trust withdrawing their assets from Ultra Short and reinvesting those assets in Limited Maturity. The reorganization was tax-free to investors. Ultra Short's net assets as of February 27, 1998 ($54,072,964), including $338,550 of unrealized appreciation, were combined with those of Limited Maturity. The aggregate net assets of Limited Maturity and Ultra Short immediately before the reorganization were $297,668,015 and $54,072,964, respectively, resulting in aggregate net assets of $351,740,979 immediately after the reorganization.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Government Money Portfolio

                                                            Year Ended October 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                           .31%        .30%        .31%        .31%         --
                                            -------------------------------------------------------
    Net Expenses                                .31%        .30%        .31%        .31%        .33%
                                            -------------------------------------------------------
    Net Investment Income                      4.93%       4.96%       4.99%       5.32%       3.38%
                                            -------------------------------------------------------
Net Assets, End of Year (in millions)        $367.8      $307.9      $362.5      $308.5      $251.6
                                            -------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Cash Reserves Portfolio

                                                             Year Ended October 31,
                                              1998         1997        1996        1995        1994
                                            ---------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .29%        .29%        .30%        .31%         --
                                            ---------------------------------------------------------
    Net Expenses                                  .29%        .29%        .30%        .31%        .32%
                                            ---------------------------------------------------------
    Net Investment Income                        5.33%       5.31%       5.20%       5.62%       3.63%
                                            ---------------------------------------------------------
Net Assets, End of Year (in millions)        $1,028.8      $665.8      $484.0      $409.2      $312.0
                                            ---------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                            Year Ended October 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                           .33%        .33%        .33%        .33%         --
                                            -------------------------------------------------------
    Net Expenses                                .33%        .33%        .33%        .33%        .34%
                                            -------------------------------------------------------
    Net Investment Income                      6.38%       6.70%       6.45%       6.55%       5.86%
                                            -------------------------------------------------------
Portfolio Turnover Rate                          44%         89%        169%         88%        102%
                                            -------------------------------------------------------
Net Assets, End of Year (in millions)        $356.7      $293.0      $267.3      $319.6      $316.1
                                            -------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          High Yield Bond Portfolio

                                                        Period from
                                                      March 3, 1998(1)
                                                       to October 31,
                                                            1998
                                                      ----------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)(3)                                          .89%
                                                      ----------------
    Net Expenses(3)                                               .89%
                                                      ----------------
    Net Investment Income(3)                                     8.13%
                                                      ----------------
Portfolio Turnover Rate                                            16%
                                                      ----------------
Net Assets, End of Period (in millions)                         $22.6
                                                      ----------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Income Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Government Money Portfolio
Neuberger Berman Cash Reserves Portfolio
Neuberger Berman Limited Maturity Bond Portfolio and
Neuberger Berman High Yield Bond Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Government Money Portfolio, Neuberger Berman Cash Reserves Portfolio, Neuberger Berman Limited Maturity Bond Portfolio, and Neuberger Berman High Yield Bond Portfolio, four of the series constituting Income Managers Trust (the "Trust"), as of October 31, 1998, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Income Managers Trust at October 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 4, 1998

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Neuberger Berman Management Inc., Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman High Yield Bond Fund, and Neuberger Berman Income Funds are registered service marks of Neuberger Berman Management Inc.
-C- 1998 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Theodore P. Giuliano
 PRESIDENT AND TRUSTEE
John Cannon
 TRUSTEE
Barry Hirsch
 TRUSTEE
Robert A. Kavesh
 TRUSTEE
William E. Rulon
 TRUSTEE
Candace L. Straight
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)

   Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 1998 for Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, and Neuberger Berman Limited Maturity Bond Fund. For Neuberger Berman Ultra Short Bond Fund, the percentage of income shown is for the period from November 1, 1997 to February 27, 1998. For Neuberger Berman High Yield Bond Fund, the percentage of income shown is for the period from March 3, 1998 (Commencement of Operations) to October 31, 1998. This information should not be used to complete your tax returns.

                                         CALIFORNIA,
                                      CONNECTICUT, AND      MAINE AND NEW     ALL OTHER
NEUBERGER BERMAN                          NEW YORK            HAMPSHIRE        STATES
---------------------------------------------------------------------------
GOVERNMENT MONEY FUND                         100.0%              100.0%          100.0%
CASH RESERVES                                   0.0                 0.0             0.7
ULTRA SHORT BOND FUND                           0.0                17.7            18.9
LIMITED MATURITY BOND FUND                      0.0                 2.8             4.6
HIGH YIELD BOND FUND                            0.0                 0.0             6.1

   In January 1999 you will receive information to be used in filing your 1998 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar 1998. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.




  NEUBERGER BERMAN

            NEUBERGER BERMAN MANAGEMENT INC.
            605 Third Avenue 2nd Floor
            New York, NY 10158-0180
            SHAREHOLDER SERVICES
            800.877.9700
            INSTITUTIONAL SERVICES
            800.366.6264
            WWW.NBFUNDS.COM









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